Related Party Transactions	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
As of June 30, 2024 and December 31, 2023, the Company has receivables of $2,319 and $2,759, respectively, and payables of $6,107 and $5,080, respectively, with related parties with common ownership. These payables exclude the Loans payable, related parties, non-current discussed below, as well as the Convertible Note discussed in Note 14 - Debt. During the six months ended June 30, 2024 and 2023, the Company received services from related parties totaling $2,823 and $5,329 respectively.

On July 15, 2022, the Company entered into a related party loan agreement with Best Assistant Education Online Limited, a subsidiary of NetDragon, (“Best Assistant” or the "Borrower"). The loan agreement allowed the Borrower to receive a non-interest bearing loan from the Company up to a maximum of $10,000. The loan was due on the earlier of (i) June 30, 2023 or (ii) a change in control of the Borrower. The outstanding balance owed to the Company as of December 31, 2022 was $7,919. This loan was fully repaid in the first quarter of 2023.

The Controlling Shareholder, through its various operating and financing subsidiaries, has historically provided funding to eLMTree on an interest-free basis with no set repayment date. As of June 30, 2024 and 2023, the Company had $4,715 and 4,670, respectively, in funding from the Controlling Shareholder, which was recorded as Loans payable, related parties, non-current on the consolidated balance sheets.
The non-controlling interest in the Company is held by a current employee of GEH Singapore. As of June 30, 2024 and December 31, 2023, the non-controlling interest recorded in equity was $1,819 and $1,889, respectively.
Concurrent with the closing of the GEH Acquisition described in detail in Note 3 Business Combination, the Company issued the Convertible Note to a related entity. See further discussion of this note in Note 14, Debt.